PERSPECTIVE ADVISORS
FIXED AND VARIABLE ANNUITY

ISSUED BY JACKSON NATIONAL LIFE INSURANCE COMPANY AND JACKSON NATIONAL SEPARATE ACCOUNT III

o    Individual, flexible premium deferred annuity
o 2 guaranteed accounts which offer an interest rate that is guaranteed by Jackson National Life Insurance Company (Jackson National)
o Investment divisions which purchase shares of the following series of mutual funds:

     JNL SERIES TRUST
         JNL/Alliance Growth Series
         JNL/J.P. Morgan International & Emerging Markets Series
         JNL/Janus Aggressive Growth Series
         JNL/Janus Global Equities Series
         JNL/Janus Growth & Income Series
         JNL/PIMCO Total Return Bond Series
         JNL/Putnam Growth Series
         JNL/Putnam International Equity Series
         JNL/Putnam Midcap Growth Series
         JNL/Putnam Value Equity Series
         JNL/S&P Conservative Growth Series II
         JNL/S&P Moderate Growth Series II
         JNL/S&P Aggressive Growth Series II
         JNL/S&P Very Aggressive Growth Series II
         JNL/S&P Equity Growth Series II
         JNL/S&P Equity Aggressive Growth Series II
         Lazard/JNL Mid Cap Value Series
         Lazard/JNL Small Cap Value Series
         PPM America/JNL Money Market Series
         Salomon Brothers/JNL Balanced Series
         Salomon Brothers/JNL Global Bond Series
         Salomon Brothers/JNL High Yield Bond Series
         T. Rowe Price/JNL Mid-Cap Growth Series

     JNL VARIABLE FUND III LLC
         JNL/First Trust The Dow(SM) Target 10 Series

Please read this prospectus before you purchase a Perspective Advisors Fixed and Variable Annuity. It contains important information about the contract that you ought to know before investing. You should keep this prospectus on file for future reference.

To learn more about the Perspective Advisors Fixed and Variable Annuity contract, you can obtain a free copy of the Statement of Additional Information
(SAI) dated May 1, 2000, by calling Jackson National at (800) 766-4683 or by writing Jackson National at: Annuity Service Center, P.O. Box 378002, Denver, Colorado 80237-8002. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. The Table of Contents of the SAI appears at the end of this prospectus. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding registrants that file electronically with the SEC.

THE SEC HAS NOT APPROVED OR DISAPPROVED THE PERSPECTIVE ADVISORS FIXED AND VARIABLE ANNUITY OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. IT IS A CRIMINAL OFFENSE TO REPRESENT OTHERWISE.

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

----------
* The JNL/Janus Global Equities Series (the "Series") is closed to new contract holders after September 1, 2000. The Series will still be available to existing contract holders, even if the contract holder does not have a current allocation in the Series. The Series will also be available to both new and existing contract holders as an underlying series of the JNL/S&P Conservative Growth Series II, the JNL/S&P Moderate Growth Series II, the JNL/S&P Aggressive Growth Series II, the JNL/S&P Very Aggressive Growth Series II, the JNL/S&P Equity Growth Series II and the JNL/S&P Equity Aggressive Growth Series II.

MAY 1, 2000

"Dow Jones", "Dow Jones Industrial Average(SM)", "DJIA(SM)", and "The Dow 10(SM)" are service marks of Dow Jones & Company, Inc. (Dow Jones). Dow Jones has no relationship to the Perspective Advisors Fixed and Variable Annuity, other than the licensing of the Dow Jones Industrial Average (DJIA) and its service marks for use in connection with the JNL/First Trust The Dow Target 10 Series.

DOW JONES DOES NOT:

o    Sponsor,  endorse,  sell or promote the  JNL/First  Trust The Dow Target 10
     Series.
o Recommend that any person invest in the JNL/First Trust The Dow Target 10 Series or any other securities. o Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the JNL/First Trust The Dow Target 10 Series.
o Have any responsibility or liability for the administration, management or marketing of the JNL/First Trust The Dow Target 10 Series.
o Consider the needs of the JNL/First Trust The Dow Target 10 Series or the owners of the JNL/First Trust The Dow Target 10 Series in determining, composing or calculating the DJIA or have any obligation to do so.

--------------------------------------------------------------------------------

DOW JONES WILL NOT HAVE ANY LIABILITY IN CONNECTION WITH THE JNL/FIRST TRUST THE DOW TARGET 10 SERIES.
SPECIFICALLY,

o DOW JONES DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AND DOW JONES DISCLAIMS ANY WARRANTY ABOUT:
     o THE RESULTS TO BE OBTAINED BY THE JNL/FIRST TRUST THE DOW TARGET 10 SERIES, THE OWNERS OF THE JNL/FIRST TRUST THE DOW TARGET 10 SERIES OR ANY OTHER PERSON IN CONNECTION WITH THE USE OF THE DJIA AND THE DATA INCLUDED IN THE DJIA;
     o    THE ACCURACY OR COMPLETENESS OF THE DJIA AND ITS DATA;
     o THE MERCHANTABILITY AND THE FITNESS FOR A PARTICULAR PURPOSE OR USE OF THE DJIA AND ITS DATA;
o DOW JONES WILL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN THE DJIA OR ITS DATA;
o UNDER NO CIRCUMSTANCES WILL DOW JONES BE LIABLE FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF DOW JONES KNOWS THAT THEY MIGHT OCCUR.

THE LICENSING AGREEMENT BETWEEN FIRST TRUST ADVISORS L.P. (SUB-ADVISER TO THE JNL VARIABLE FUND III LLC) AND DOW JONES IS SOLELY FOR THEIR BENEFIT AND NOT FOR THE BENEFIT OF THE OWNERS OF THE JNL/FIRST TRUST THE DOW TARGET 10 SERIES OR ANY OTHER THIRD PARTIES.
--------------------------------------------------------------------------------

"JNL(R)", "Jackson National(R)" and "Jackson National Life(R)" are trademarks of Jackson National Life Insurance Company.

TABLE OF CONTENTS


Key Facts

Fee Table

The Annuity Contract

The Company

The Guaranteed Accounts

The Separate Account

Investment Divisions

Contract Charges

Purchases

Transfers

Access to Your Money

Income Payments (The Income Phase)

Death Benefit

Taxes

Other Information

Table of Contents of the Statement of Additional Information

Appendix A

KEY FACTS

ANNUITY SERVICE CENTER:             1 (800) 766-4683
         Mail Address:              P.O. Box 378002, Denver, Colorado 80237-8002
         Delivery Address:

                                    8055  East  Tufts   Avenue,   Second  Floor,
                                    Denver, Colorado 80237

INSTITUTIONAL MARKETING
GROUP SERVICE CENTER:               1 (800) 777-7779
         Mail Address:              P.O. Box 30386, Lansing, Michigan 48909-9692

         Delivery Address:          5901  Executive  Drive,  Lansing,   Michigan
                                    48911 Attn: IMG

HOME OFFICE:                        5901  Executive  Drive,  Lansing,   Michigan
                                    48911

THE ANNUITY  CONTRACT               The  fixed  and  variable  annuity  contract
                                    offered by Jackson National provides a means for investing on a tax-deferred basis in the guaranteed accounts of Jackson National and the investment divisions. The contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit and income options.

INVESTMENT OPTIONS                  You can put money into any of the guaranteed
                                    accounts and/or the investment divisions but you may not put your money in more than eighteen of the investment options plus the guaranteed accounts during the life of your contract.

EXPENSES The contract has insurance features and investment features, and there are costs related to each.

                                    Jackson  National  makes a deduction for its
                                    insurance charges which is equal to 1.50% of
                                    the daily value of the contracts invested in
                                    the   investment   divisions.   During   the
                                    accumulation phase, Jackson National deducts a $50 annual contract maintenance charge from your contract.

                                    Jackson National may assess a state premium tax charge which ranges from 0-4%, depending upon the state, when you begin receiving regular income payments from your contract, when you make a withdrawal or, in states where required, at the time premium payments are made.

                                    There are also investment charges which range, on an annual basis, from .20% to 1.18% of the average daily value of the series, depending on the series.

PURCHASES                           Under  most  circumstances,  you  can  buy a
                                    contract  for  $25,000 or more.  You can add
                                    $5,000  or  more   ($2,000  or  more  for  a
                                    qualified plan contract) at any time during the accumulation phase.

ACCESS TO YOUR MONEY                You can  take  money  out of  your  contract
                                    during the accumulation phase. You may have to pay income tax and a tax penalty on any money you take out.

INCOME PAYMENTS                     You may  choose to  receive  regular  income
                                    from your annuity. During the income phase, you have the same investment choices you had during the accumulation phase.

DEATH BENEFIT                       If you  die  before  moving  to  the  income
                                    phase, the person you have chosen as your beneficiary will receive a death benefit.

FREE LOOK                           You can cancel the  contract  within  twenty
                                    days after receiving it (or whatever period is required in your state). Under most circumstances, Jackson National will return the amount your contract is worth on the day we receive your request. This may be more or less than your original payment. If required by law, Jackson National will return your premium.

TAXES The Internal Revenue Code provides that you will not be taxed on the earnings on the money held in your contract until you take money out (this is referred to as tax-deferral). There are different rules as to how you will be taxed depending on how you take the money out and whether your contract is non-qualified or purchased as part of a qualified plan.

FEE TABLE

OWNER TRANSACTION EXPENSES(1)

         Withdrawal Charge:
         None

         Transfer Fee:
         $25 for each transfer in excess of 15 in a contract year

         Contract Maintenance Charge:
         $50 per contract per year

SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average account value)
         Mortality and Expense Risk Charges                      1.35%
         Administration Charge                                    .15%
                                                                --------
         Total Separate Account Annual Expenses                  1.50%

SERIES ANNUAL EXPENSES
(as a percentage of series average net assets)

                                                                     Management
                                                                        and                       Total
                                                                   Administrative  Other          Series
                                                                        Fee         Expenses      Annual
                                                                                                 Expenses
------------------------------------------------------------------ --------------- ----------- -------------
JNL/Alliance Growth Series                                             .88%             0%       .88%
JNL/J.P. Morgan International & Emerging Markets Series               1.08%             0%      1.08%
JNL/Janus Aggressive Growth Series                                    1.01%             0%      1.01%
JNL/Janus Global Equities Series*                                      1.06%             0%      1.06%
JNL/Janus Growth & Income Series                                      1.03%             0%      1.03%
JNL/PIMCO Total Return Bond Series                                     .80%             0%       .80%
JNL/Putnam Growth Series                                               .97%             0%       .97%
JNL/Putnam International Equity Series                                1.18%             0%      1.18%
JNL/Putnam Midcap Growth Series                                       1.05%             0%      1.05%
JNL/Putnam Value Equity Series                                         .98%             0%       .98%
JNL/S&P Conservative Growth Series II**                                 .20%             0%       .20%
JNL/S&P Moderate Growth Series II**                                     .20%             0%       .20%
JNL/S&P Aggressive Growth Series II**                                   .20%             0%       .20%
JNL/S&P Very Aggressive Growth Series II**                              .20%             0%       .20%
JNL/S&P Equity Growth Series II**                                       .20%             0%       .20%
JNL/S&P Equity Aggressive Growth Series II**                            .20%             0%       .20%
Lazard/JNL Mid Cap Value Series                                       1.08%             0%      1.08%
Lazard/JNL Small Cap Value Series                                     1.15%             0%      1.15%
PPM America/JNL Money Market Series                                    .70%             0%       .70%
Salomon Brothers/JNL Balanced Series                                   .90%             0%       .90%
Salomon Brothers/JNL Global Bond Series                                .95%             0%       .95%
Salomon Brothers/JNL High Yield Bond Series                            .90%             0%       .90%
T. Rowe Price/JNL Mid-Cap Growth Series                               1.03%             0%      1.03%
JNL/First Trust The Dow(SM) Target 10 Series                           .85%             0%       .85%
-----------------------------------------------------------------------------------------------------

Certain Series pay Jackson National Financial Services, LLC, the adviser, an Administrative Fee of .10% for certain services provided to the JNL Series Trust and JNL Variable Fund III LLC by Jackson National Financial Services, LLC. The JNL/S&P Series do not pay an Administrative Fee. The Total Series Annual Expenses reflect the inclusion of the Administrative Fee.

----------
1 See "Contract Charges"

* The JNL/Janus Global Equities Series (the "Series") is closed to new contract holders after September 1, 2000. The Series will still be available to existing contract holders, even if the contract holder does not have a current allocation in the Series. The Series will also be available to both new and existing contract holders as an underlying series of the JNL/S&P Conservative Growth Series II, the JNL/S&P Moderate Growth Series II, the JNL/S&P Aggressive Growth Series II, the JNL/S&P Very Aggressive Growth Series II, the JNL/S&P Equity Growth Series II and the JNL/S&P Equity Aggressive Growth Series II.

** Underlying Series Expenses. The expenses shown above are the annual operating expenses for the JNL/S&P Series. Because the JNL/S&P Series invest in other Series of the JNL Series Trust, the JNL/S&P Series will indirectly bear their pro rata share of fees and expenses of the underlying Series in addition to the expenses shown.

The total annual operating expenses for each JNL/S&P Series (including both the annual operating expenses for the JNL/S&P Series and the annual operating expenses for the underlying investment divisions) could range from .90% to 1.38%. The table below shows estimated total annual operating expenses for each of the JNL/S&P Series based on the pro rata share of expenses that the JNL/S&P Series would bear if they invested in a hypothetical mix of underlying investment divisions. The adviser believes the expenses shown below to be a likely approximation of the expenses the JNL/S&P Series will incur based on the actual mix of underlying investment divisions. The expenses shown below include both the annual operating expenses for the JNL/S&P Series and the annual operating expenses for the underlying investment divisions. The actual expenses of each JNL/S&P Series will be based on the actual mix of underlying investment divisions in which it invests. The actual expenses may be greater or less than those shown.

         JNL/S&P Conservative Growth Series II....................  1.146%
         JNL/S&P Moderate Growth Series II........................  1.174%
         JNL/S&P Aggressive Growth Series II......................  1.213%
         JNL/S&P Very Aggressive Growth Series II.................  1.232%
         JNL/S&P Equity Growth Series II..........................  1.220%
         JNL/S&P Equity Aggressive Growth Series II...............  1.226%

EXAMPLES. You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets.

                                                                                         Time Periods
----------------------------------------------------------------------------- --------- --------- --------- ---------
                                                                                 1         3         5         10
                                                                                year     years    years     years
----------------------------------------------------------------------------- --------- --------- --------- ---------

JNL/Alliance Growth Division                                                   $  24      $  75     $ 128     $ 274
JNL/J.P. Morgan International & Emerging Markets Division                         26         81       138       294
JNL/Janus Aggressive Growth Division                                              26         79       135       288
JNL/Janus Global Equities Division                                                26         81       138       293
JNL/Janus Growth & Income Division                                                26         80       136       289
JNL/PIMCO Total Return Bond Division                                              24         73       125       267
JNL/Putnam Growth Division                                                        25         78       133       284
JNL/Putnam International Equity Division                                          27         84       144       304
JNL/Putnam Midcap Growth Division                                                 26         80       137       292
JNL/Putnam Value Equity Division                                                  25         78       134       285
JNL/S&P Conservative Growth Division II                                           18         55        94       204
JNL/S&P Moderate Growth Division II                                               18         55        94       204
JNL/S&P Aggressive Growth Division II                                             18         55        94       204
JNL/S&P Very Aggressive Growth Division II                                        18         55        94       204
JNL/S&P Equity Growth Division II                                                 18         55        94       204
JNL/S&P Equity Aggressive Growth Division II                                      18         55        94       204
Lazard/JNL Small Cap Value Division                                               26         81       138       294
Lazard/JNL Mid Cap Value Division                                                 27         83       142       302
PPM America/JNL Money Market Division                                             23         70       120       257
Salomon Brothers/JNL Balanced Division                                            25         76       130       277
Salomon Brothers/JNL Global Bond Division                                         25         77       132       282
Salomon Brothers/JNL High Yield Bond Division                                     25         76       130       277
T. Rowe Price/JNL Mid-Cap Growth Division                                         26         80       136       290
JNL/First Trust The Dow(SM) Target 10 Division                                    24         74       127       272
----------------------------------------------------------------------------- --------- --------- --------- ---------

EXPLANATION OF FEE TABLE AND EXAMPLES. The purpose of the Fee Table and Examples is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. The Fee Table reflects the expenses of the separate account and the series. Premium taxes may also apply.

The Examples reflect the contract maintenance charge which is determined by dividing the total amount of such charges expected to be collected during the year by the total estimated average net assets of the investment divisions.

THE EXAMPLES DO NOT REPRESENT PAST OR FUTURE EXPENSES. THE ACTUAL EXPENSES THAT YOU INCUR MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL STATEMENTS. An accumulation unit value history is contained in Appendix A.

You can find the following financial statements in the SAI:

o the financial statements of the Separate Account for the year ended December 31, 1999 o the financial statements of Jackson National for the year ended December 31, 1999

The Separate Account's financial statements for the period ended December 31, 1999, and the financial statements of Jackson National for the year ended December 31, 1999, have been audited by KPMG LLP, independent accountants.

THE ANNUITY CONTRACT

The fixed and variable annuity contract offered by Jackson National is a contract between you, the owner, and Jackson National, an insurance company. The contract provides a means for investing on a tax-deferred basis in guaranteed accounts and investment divisions. The contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit and guaranteed income options.

The contract, like all deferred annuity contracts, has two phases: (1) the accumulation phase, and (2) the income phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. Under qualified plans earnings also accumulate on a tax-deferred basis.

The contract offers guaranteed accounts. The guaranteed accounts offer an interest rate that is guaranteed by Jackson National for the duration of the guaranteed account period. While your money is in a guaranteed account, the interest your money earns and your principal are guaranteed by Jackson National. The value of a guaranteed account may be reduced if you make a withdrawal prior to the end of the guaranteed account period, but will never be less than the premium payments accumulated at 3% per year. If you choose to have your annuity payments come from the guaranteed accounts, your payments will remain level throughout the entire income phase.

The contract also offers investment divisions. The investment divisions are designed to offer a higher return than the guaranteed accounts. HOWEVER, THIS IS NOT GUARANTEED. IT IS POSSIBLE FOR YOU TO LOSE YOUR MONEY. If you put money in the investment divisions, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the performance of the investment divisions you select. The amount of the income payments you receive during the income phase also will depend, in part, on the performance of the investment divisions you choose for the income phase.

As the owner, you can exercise all the rights under the contract. You and your spouse can be joint owners. You can assign the contract at any time during your lifetime but Jackson National will not be bound until it receives written notice of the assignment. An assignment may be a taxable event.

THE COMPANY

Jackson National is a stock life insurance company organized under the laws of the state of Michigan in June 1961. Its legal domicile and principal business address is 5901 Executive Drive, Lansing, Michigan 48911. Jackson National is admitted to conduct life insurance and annuity business in the District of Columbia and all states except New York. Jackson National is ultimately a wholly-owned subsidiary of Prudential plc (London, England).

Jackson National has responsibility for administration of the contracts and the Separate Account. We maintain records of the name, address, taxpayer identification number and other pertinent information for each contract owner and the number and type of contracts issued to each contract owner, and records with respect to the value of each contract.

THE GUARANTEED ACCOUNTS

If you select a guaranteed account, your money will be placed with Jackson National's other assets. The guaranteed accounts are not registered with the SEC and the SEC does not review the information we provide to you about the guaranteed accounts. Your contract contains a more complete description of the guaranteed accounts.

THE SEPARATE ACCOUNT

The Jackson National Separate Account III was established by Jackson National on October 23, 1997, pursuant to the provisions of Michigan law, as a segregated asset account of the company. The separate account meets the definition of a "separate account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

The assets of the separate account legally belong to Jackson National and the obligations under the contracts are obligations of Jackson National. However, the contract assets in the separate account are not chargeable with liabilities arising out of any other business Jackson National may conduct. All of the income, gains and losses resulting from these assets are credited to or charged against the contracts and not against any other contracts Jackson National may issue.

The separate account is divided into investment divisions. Jackson National does not guarantee the investment performance of the separate account or the investment divisions.

INVESTMENT DIVISIONS

You can put money in any or all of the investment divisions; however, you may not allocate your money to more than eighteen investment options plus the guaranteed accounts during the life of your contract. The investment divisions purchase shares of the following series of mutual funds:

JNL Series Trust
       JNL/Alliance Growth Series
       JNL/J.P. Morgan International & Emerging Markets Series
       JNL/Janus Aggressive Growth Series
       JNL/Janus Global Equities Series*
       JNL/Janus Growth & Income Series
       JNL/PIMCO Total Return Bond Series
       JNL/Putnam Growth Series
       JNL/Putnam International Equity Series
       JNL/Putnam Midcap Growth Series
       JNL/Putnam Value Equity Series
       JNL/S&P Conservative Growth Series II
       JNL/S&P Moderate Growth Series II
       JNL/S&P Aggressive Growth Series II
       JNL/S&P Very Aggressive Growth Series II
       JNL/S&P Equity Growth Series II
       JNL/S&P Equity Aggressive Growth Series II
       Lazard/JNL Small Cap Value Series
       Lazard/JNL Mid Cap Value Series
       PPM America/JNL Money Market Series
       Salomon Brothers/JNL Balanced Series
       Salomon Brothers/JNL Global Bond Series
       Salomon Brothers/JNL High Yield Bond Series
       T. Rowe Price/JNL Mid-Cap Growth Series

JNL Variable Fund III LLC
     JNL/First Trust The Dow(SM) Target 10 Series - seeks high total return through a combination of capital appreciation and dividend income by investing approximately equal amounts in the common stock of the ten companies included in the Dow Jones Industrial Average(SM) which have the highest dividend yields on a pre-determined selection date.

----------
* The JNL/Janus Global Equities Series (the "Series") is closed to new contract holders after September 1, 2000. The Series will still be available to existing contract holders, even if the contract holder does not have a current allocation in the Series. The Series will also be available to both new and existing contract holders as an underlying series of the JNL/S&P Conservative Growth Series II, the JNL/S&P Moderate Growth Series II, the JNL/S&P Aggressive Growth Series II, the JNL/S&P Very Aggressive Growth Series II, the JNL/S&P Equity Growth Series II and the JNL/S&P Equity Aggressive Growth Series II.

The series are described in the attached prospectuses for the JNL Series Trust and the JNL Variable Fund III LLC. Jackson National Financial Services, LLC serves as investment adviser for all of the series. The sub-adviser for each series is listed in the following table:

Sub-Adviser                                Series

Alliance Capital Management L.P.

                                           JNL/Alliance Growth Series

J.P. Morgan Investment Management Inc.     JNL/J.P. Morgan International &
                                           Emerging Markets Series

Janus Capital Corporation                  JNL/Janus Aggressive Growth Series
                                           JNL/Janus Global Equities Series*
                                           JNL/Janus Growth & Income Series

Pacific Investment Management Company      JNL/PIMCO Total Return Bond Series

Putnam Investment Management, Inc.         JNL/Putnam Growth Series
                                           JNL/Putnam International Equity
                                           Series
                                           JNL/Putnam Midcap Growth Series
                                           JNL/Putnam Value Equity Series

Standard & Poor's Investment
Advisory Services,  Inc.                   JNL/S&P Conservative Growth Series II
                                           JNL/S&P Moderate Growth Series II
                                           JNL/S&P Aggressive Growth Series II
                                           JNL/S&P Very Aggressive Growth Series
                                           II
                                           JNL/S&P Equity Growth Series II
                                           JNL/S&P Equity Aggressive Growth
                                           Series II

Lazard Asset Management                    Lazard/JNL Small Cap Value Series
                                           Lazard/JNL Mid Cap Value Series

PPM America, Inc.                          PPM America/JNL Money Market Series

Salomon Brothers Asset Management Inc      Salomon Brothers/JNL Balanced Series
                                           Salomon Brothers/JNL Global Bond
                                           Series
                                           Salomon Brothers/JNL High Yield Bond
                                           Series

T. Rowe Price Associates, Inc.             T. Rowe Price/JNL Mid-Cap Growth
                                           Series

First Trust Advisors L.P.                  JNL/First Trust The Dow(SM) Target 10
                                           Series

----------
* The JNL/Janus Global Equities Series (the "Series") is closed to new contract holders after September 1, 2000. The Series will still be available to existing contract holders, even if the contract holder does not have a current allocation in the Series. The Series will also be available to both new and existing contract holders as an underlying series of the JNL/S&P Conservative Growth Series II, the JNL/S&P Moderate Growth Series II, the JNL/S&P Aggressive Growth Series II, the JNL/S&P Very Aggressive Growth Series II, the JNL/S&P Equity Growth Series II and the JNL/S&P Equity Aggressive Growth Series II.

The investment objectives and policies of certain of the investment divisions are similar to the investment objectives and policies of other mutual funds that certain of the investment sub-advisers manage. Although the objectives and policies may be similar, the investment results of the investment division may be higher or lower than the result of such other mutual funds. We cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the funds have the same investment advisers.

An investment division's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings
(IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on an investment division with a small asset base. An investment division may not experience similar performance as its assets grow.

Depending on market conditions, you can make or lose money in any of the investment divisions. You should read the prospectuses for the JNL Series Trust and the JNL Variable Fund III LLC carefully before investing.
Additional investment divisions may be available in the future.

VOTING RIGHTS. To the extent required by law, Jackson National will obtain from you and other owners of the contracts instructions as to how to vote when the series solicits proxies in conjunction with a vote of shareholders. When Jackson National receives instructions, we will vote all the shares Jackson National owns in proportion to those instructions.

SUBSTITUTION. Jackson National may be required to substitute an investment division with another division. We will not do this without any required approval of the SEC. Jackson National will give you notice of such transactions.

CONTRACT CHARGES

There are charges and other expenses associated with the contracts that reduce the return on your investment in the contract. These charges may be a lesser amount where required by state law or as described below, but will not be increased. These charges and expenses are:

INSURANCE CHARGES. Each day Jackson National makes a deduction for its insurance charges. We do this as part of our calculation of the value of the accumulation units and annuity units. On an annual basis, this charge equals 1.50% of the daily value of the contracts invested in an investment division, after expenses have been deducted.

This charge is for the mortality risks, expense risks and administrative expenses assumed by Jackson National. The mortality risks that Jackson National assumes arise from our obligations under the contracts:

o to make income payments for the life of the annuitant during the income phase;
o to waive the withdrawal charge in the event of your death; and o to provide both a standard and an enhanced death benefit prior to the income date.

The expense risk that Jackson National assumes is the risk that our actual cost of administering the contracts and the investment divisions will exceed the amount that we receive from the administration charge and the contract maintenance charge.

CONTRACT MAINTENANCE CHARGE. During the accumulation phase, Jackson National deducts a $50 annual contract maintenance charge on each anniversary of the date on which your contract was issued. If you make a complete withdrawal from your contract, the contract maintenance charge will also be deducted. This charge is for administrative expenses.

Jackson National will not deduct this charge, if when the deduction is to be made, the value of your contract is $50,000 or more. Jackson National may discontinue this practice at any time.

TRANSFER FEE. A transfer fee of $25 will apply to transfers in excess of 15 in a contract year. Jackson National may waive the transfer fee in connection with pre-authorized automatic transfer programs, or may charge a lesser fee where required by state law.

OTHER EXPENSES. Jackson National pays the operating expenses of the Separate Account.

There are deductions from and expenses paid out of the assets of the series. These expenses are described in the attached prospectuses for the JNL Series Trust and the JNL Variable Fund III LLC.

PREMIUM TAXES. Some states and other governmental entities charge premium taxes or other similar taxes. Jackson National is responsible for the payment of these taxes and may make a deduction from the value of the contract for them. Premium taxes generally range from 0% to 4% depending on the state.

INCOME TAXES. Jackson National will make a deduction from the contract for any income taxes which it incurs because of the contract. Currently, we are not making any such deduction.

DISTRIBUTION OF CONTRACTS. Jackson National Life Distributors, Inc., located at 401 Wilshire Boulevard, Suite 1200, Santa Monica, California 90401, serves as the distributor of the contracts. Jackson National Life Distributors, Inc. is a wholly-owned subsidiary of Jackson National.

Commissions will be paid to broker-dealers who sell the contracts. While commissions may vary, they are not expected to exceed 8% of any premium payment. Under certain circumstances, Jackson National may pay bonuses, overrides, and marketing allowances, in addition to the standard commissions. Jackson National may under certain circumstances where permitted by applicable law, pay a bonus to a contract purchaser to the extent the broker-dealer waives its commission. Jackson National may use any of its corporate assets to cover the cost of distribution, including any profit from the contract insurance charges.

PURCHASES

MINIMUM INITIAL PREMIUM:

o        $25,000 under most circumstances

The maximum we accept without our prior approval is $1 million.

MINIMUM ADDITIONAL PREMIUMS:

o        $5,000 for a non-qualified plan contract
o        $2,000 for a qualified plan contract
o        $50 under the automatic payment plan

You can pay additional premiums at any time during the accumulation phase.

The minimum that you may allocate to a guaranteed account or investment division is $100. There is a $100 minimum balance requirement for each guaranteed account and investment division.

When you purchase a contract, Jackson National will allocate your premium to one or more of the guaranteed accounts and/or the investment divisions you have selected. Your allocations must be in whole percentages ranging from 0% to 100%. Jackson National will allocate additional premiums in the same way unless you tell us otherwise.

There may be more than eighteen investment options available under the contract; however, you may not allocate your money to more than eighteen investment options plus the guaranteed accounts during the life of your contract.

Jackson National will issue your contract and allocate your first premium within 2 business days after we receive your first premium and all information required by us for purchase of a contract. If we do not receive all of the required information, we will contact you to get the necessary information. If for some reason Jackson National is unable to complete this process within 5 business days, we will either return your money or get your permission to keep it until we receive all of the required information.

The Jackson National business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time.

ACCUMULATION UNITS. The contract value allocated to the investment divisions will go up or down depending on the performance of the divisions. In order to keep track of the value of your contract, Jackson National uses a unit of measure called an accumulation unit. (An accumulation unit is similar to a share of a mutual fund.) During the income phase it is called an annuity unit.

Every business day Jackson National determines the value of an accumulation unit for each of the investment divisions. This is done by:

         1. determining the total amount of money invested in the particular investment division;

         2. subtracting any insurance charges and any other charges, such as taxes;

         3. dividing this amount by the number of outstanding accumulation units.

The value of an accumulation unit may go up or down from day to day.

When you make a premium payment, Jackson National credits your contract with accumulation units. The number of accumulation units credited is determined at the close of Jackson National's business day by dividing the amount of the premium allocated to any investment division by the value of the accumulation unit for that investment division.

TRANSFERS

You can transfer money among the guaranteed accounts and the investment divisions during the accumulation phase. During the income phase, you can transfer money between investment divisions.

You can make 15 transfers every year during the accumulation phase without charge. The minimum amount that you can transfer is $100 (unless the transfer is made under a pre-authorized automatic transfer program). If the remaining value in a guaranteed account or investment division would be less than $100 after a transfer, you must transfer the entire value or you may not make the transfer.

TELEPHONE TRANSACTIONS. You may make transfers by telephone, unless you elect not to have this privilege. When authorizing a transfer, you must complete your telephone call by the close of Jackson National's business day (usually 4:00 p.m. Eastern time) in order to receive that day's accumulation unit value for an investment division.

Jackson National has procedures which are designed to provide reasonable assurance that telephone authorizations are genuine. Our procedures include requesting identifying information and tape recording telephone communications. Jackson National and its affiliates disclaim all liability for any claim, loss or expense resulting from any alleged error or mistake in connection with a telephone transfer which was not properly authorized by you. However, if Jackson National fails to employ reasonable procedures to ensure that all telephone transfers are properly authorized, we may be held liable for such losses. Jackson National reserves the right to modify or discontinue at any time and without notice the acceptance of instructions from someone other than you and/or the telephone transfer privilege.

ACCESS TO YOUR MONEY

You can have access to the money in your contract:

o        by making either a partial or complete withdrawal, or
o        by electing to receive income payments.

Your beneficiary can have access to the money in your contract when a death benefit is paid.

When you make a complete withdrawal you will receive:

       1.  the value of the contract on the day you made the withdrawal;
       2.  less any premium tax; and
       3.  less any contract maintenance charge.

Your withdrawal request must be in writing. Jackson National will accept withdrawal requests submitted via facsimile. There are risks associated with not requiring original signatures in order to disburse contract holder monies.

Except in connection with the systematic withdrawal program, you must withdraw at least $500 or, if less, the entire amount in the guaranteed account or investment division from which you are making the withdrawal. After your withdrawal, you must have at least $100 left in the guaranteed account or investment division.

INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE.

There are limitations on withdrawals from qualified plans.  See "Taxes."

SYSTEMATIC WITHDRAWAL PROGRAM. You can arrange to have money automatically sent to you periodically while your contract is still in the accumulation phase. You will have to pay taxes on money you receive. In addition, withdrawals you make before you reach 59 1/2 may be subject to a 10% tax penalty.

We reserve the right to charge a fee for participation or to discontinue offering this program in the future.

SUSPENSION OF WITHDRAWALS OR TRANSFERS. Jackson National may be required to suspend or delay withdrawals or transfers from an investment division when:

a) the New York Stock Exchange is closed (other than customary weekend and holiday closings);
b)       trading on the New York Stock Exchange is restricted;
c) an emergency exists so that it is not reasonably practicable to dispose of securities in the Separate Account or determine the division value of its assets; or;
d)       the SEC, by order, may permit for the protection of owners.

The applicable rules and regulations of the SEC will govern whether the conditions described in (b) and/or (c) exist.

Jackson National has reserved the right to defer payment for a withdrawal or transfer from the guaranteed accounts for the period permitted by law, but not more than six months.

INCOME PAYMENTS (THE INCOME PHASE)

The income phase occurs when you begin receiving regular payments from your contract. The income date is the month and year in which those payments begin. You can choose the income date and an income option. The income options are described below.

If you do not choose an income option, we will assume that you selected Option 3 which provides a life annuity with 120 months of guaranteed payments.

You can change the income date or income option at any time before the income date. You must give us 7 days notice. Income payments must begin by your 90th birthday under a non-qualified contract (or an earlier date under a qualified contract if required by law).

At the income date, you can choose whether payments will come from the guaranteed accounts, the investment divisions or both. Unless you tell us otherwise, your income payments will be based on the investment allocations that were in place on the income date.

You can choose to have income payments made monthly, quarterly, semi-annually, or annually. However, if you have less than $5,000 to apply toward an income option and state law permits, Jackson National may provide your payment in a single lump sum. Likewise, if your first income payment would be less than $50 and state law permits, Jackson National may set the frequency of payments so that the first payment would be at least $50.

INCOME PAYMENTS FROM INVESTMENT DIVISIONS. If you choose to have any portion of your income payments come from the investment division(s), the dollar amount of your payment will depend upon three things:

         1. the value of your contract in the investment division(s) on the income date;

         2. the 4.5% assumed investment rate used in the annuity table for the contract; and

         3. the performance of the investment divisions you selected.

Jackson National calculates the dollar amount of the first income payment that you receive from the investment divisions. We then use that amount to determine the number of annuity units that you hold in each investment division. The amount of each subsequent income payment is determined by multiplying the number of annuity units that you hold in an investment division by the annuity unit value for that investment division.

The number of annuity units that you hold in each investment division does not change unless you reallocate your contract value among the investment divisions. The annuity unit value of each investment division will vary based on the investment performance of the series. If the actual investment performance exactly matches the assumed rate at all times, the amount of each income payment will remain equal. If the actual investment performance exceeds the assumed rate, your income payments will increase. Similarly, if the actual investment performance is less than the assumed rate, your income payments will decrease.

INCOME  OPTIONS.  The annuitant is the person whose life we look to when we make
income  payments.   (Each  description  assumes  that  you  are  the  owner  and annuitant.) The following income options may not be available in all states.

         Option 1 - Life Income. This income option provides monthly payments for your life.

         Option 2 - Joint and Survivor Annuity. This income option provides monthly payments for your life and for the life of another person (usually your spouse) selected by you.

         Option 3 - Life Annuity With 120 or 240 Monthly Payments Guaranteed. This income option provides monthly payments for the annuitant's life, but with payments continuing to the owner for the remainder of 10 or 20 years (as you select) if the annuitant dies before the end of the selected period. If the beneficiary does not want to receive the payments, a single lump sum may be requested, which will be equal to the present value of the remaining payments (as of the date of proof of death) discounted at the assumed investment rate for a variable annuity payout option.

         Option 4 - Income for a Specified Period. This income option provides monthly payments for any number of years from 5 to 30. However, you may elect to receive a single lump sum payment which will be equal to the present value of the remaining payments (as of the date of proof of death) discounted at the assumed investment rate for a variable annuity payout option.

         Additional Options - Other income options may be made available by Jackson National.

DEATH BENEFIT

The death benefit is calculated as of the date we receive complete claim forms and proof of death from the beneficiary of record.

DEATH OF OWNER BEFORE THE INCOME DATE. If you die before moving to the income phase, the person you have chosen as your beneficiary will receive a death benefit. If you have a joint owner, the death benefit will be paid when the first joint owner dies. The surviving joint owner will be treated as the beneficiary. Any other beneficiary designated will be treated as a contingent beneficiary. Joint owners must be spouses (unless otherwise permitted by state law).

The death benefit is the greater of:

         1.       the current value of your contract, or

         2.       the guaranteed minimum death benefit.

         Guaranteed Minimum Death Benefit.

                  o Prior to the first anniversary of the contract issue date, the guaranteed minimum death benefit is equal to total premiums minus the sum of total withdrawals, charges and premium taxes incurred in the first contract year.

                  o On each anniversary of the contract issue date prior to the date of death, the guaranteed minimum death benefit is calculated based on your attained age. It is calculated as follows:

         Ages 0 - 70. The greater of:

                  a. the guaranteed minimum death benefit on the last contract anniversary
                           i. adjusted for any premiums paid since the last contract anniversary
                           ii. minus the sum of total withdrawals, charges and premium taxes incurred since the last contract anniversary accumulated at 2%
                  b.       the current value of the contract

         Ages 71 - 80. The greater of:

                  a. the guaranteed minimum death benefit on the last contract anniversary
                           i. adjusted for any premiums paid since the last contract anniversary
                           ii. minus the sum of total withdrawals, charges and premium taxes incurred since the last contract anniversary
                  b.       the current value of the contract

         Ages 81 and older.

                  a. the guaranteed minimum death benefit on the last contract anniversary
                           i. adjusted for any premiums paid since the last contract anniversary
                           ii. minus the sum of total withdrawals, charges and premium taxes incurred since the last contract anniversary

                  o        After the first  anniversary  of the  contract  issue
                           date,   at  any  time  between   anniversaries,   the
                           guaranteed minimum death benefit is equal to:

                  a. the guaranteed minimum death benefit on the last contract anniversary prior to the date of death
                           i. adjusted for any premiums paid since the last contract anniversary
                           ii. minus the sum of total withdrawals, charges and premium taxes incurred since the last contract anniversary

The entire death benefit must be paid within 5 years of the date of death unless the beneficiary elects to have the death benefit payable under an income option. The death benefit payable under an income option must be paid over the beneficiary's lifetime or for a period not extending beyond the beneficiary's life expectancy. Payments must begin within one year of the date of death. Unless the beneficiary chooses to receive the death benefit in a single sum, the beneficiary must elect an income option within the 60 day period beginning with the date Jackson National receives proof of death. If the beneficiary chooses to receive the death benefit in a single sum and all the necessary requirements are met, Jackson National will pay the death benefit within 7 days. If the beneficiary is your spouse, he/she can continue the contract in his/her own name at the then current contract value.

DEATH OF OWNER ON OR AFTER THE INCOME DATE. If you or a joint owner die on or after the income date, any remaining payments under the income option elected will continue at least as rapidly as under the method of distribution in effect at the date of death. If you die, the beneficiary becomes the owner. If the joint owner dies, the surviving joint owner, if any, will be the designated beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary. A contingent beneficiary is entitled to receive payment only after the beneficiary dies.

DEATH OF ANNUITANT. If the annuitant is not an owner or joint owner and the annuitant dies before the income date, you can name a new annuitant. If you do not name a new annuitant within 30 days of the death of the annuitant, you will become the annuitant. However, if the owner is a non-natural person (for example, a corporation), then the death of the annuitant will be treated as the death of the owner, and a new annuitant may not be named.

If the annuitant dies on or after the income date, any remaining payments will be as provided for in the income option selected. Any remaining payments will be paid at least as rapidly as under the method of distribution in effect at the annuitant's death.

TAXES

THE FOLLOWING IS GENERAL INFORMATION AND IS NOT INTENDED AS TAX ADVICE TO ANY INDIVIDUAL. YOU SHOULD CONSULT YOUR OWN TAX ADVISER. A FURTHER DISCUSSION REGARDING TAXES IS INCLUDED IN THE SAI.

The Internal Revenue Code (Code) provides that you will not be taxed on the earnings on the money held in your contract until you take money out (this is referred to as the tax-deferral that is provided by the contract or the qualified plan). There are different rules as to how you will be taxed depending on how you take the money out and the type of contract you have (non-qualified or qualified).

NON-QUALIFIED CONTRACTS - GENERAL TAXATION. You will not be taxed on increases in the value of your contract until a distribution (either as a withdrawal or as an income payment) occurs. When you make a withdrawal you are taxed on the amount of the withdrawal that is earnings. For income payments, a portion of each income payment is treated as a partial return of your premium and will not be taxed. The remaining portion of the income payment will be treated as ordinary income. How the income payment is divided between taxable and non-taxable portions depends on the period over which income payments are expected to be made. Income payments received after you have received all of your investment in the contract are treated as income.

If a non-qualified contract is owned by a non-natural person (e.g., corporation or certain other entities other than a trust holding the contract as an agent for a natural person), the contract will generally not be treated as an annuity for tax purposes.

QUALIFIED AND NON-QUALIFIED CONTRACTS. If you purchase the contract as an individual and not under any pension plan, specially sponsored program or an individual retirement annuity, your contract is referred to as a non-qualified contract.

If you purchase the contract under a pension plan, specially sponsored program, or an individual retirement annuity, your contract is referred to as a qualified contract. Examples of qualified plans are: Individual Retirement Annuities
(IRAs), Tax-Sheltered Annuities (sometimes referred to as 403(b) contracts), and pension and profit-sharing plans, which include 401(k) plans and H.R. 10 Plans.

A qualified contract will not provide any necessary or additional tax deferral if it is used to fund a qualified plan that is tax deferred. However, the contract has features and benefits other than tax deferral that may make it an appropriate investment for a qualified plan. You should consult your tax adviser regarding these features and benefits prior to purchasing a qualified contract.

WITHDRAWALS - NON-QUALIFIED CONTRACTS. If you make a withdrawal from your contract, the Code generally treats the withdrawal as first coming from earnings and then from your premium payments. Withdrawn earnings are includible in income. Additional information is provided in the SAI.

The Code also provides that any amount received under an annuity contract which is included in income may be subject to a 10% penalty. Some withdrawals will be exempt from the penalty. They include any amounts: (1) paid on or after the taxpayer reaches age 59 1/2; (2) paid after you die; (3) paid if the taxpayer becomes totally disabled (as that term is defined in the Code); (4) paid in a series of substantially equal payments made annually (or more frequently) for life or a period not exceeding life expectancy; (5) paid under an immediate annuity; or (6) which come from premiums made prior to August 14, 1982.

WITHDRAWALS - QUALIFIED CONTRACTS. There are special rules that govern qualified contracts. We have provided an additional discussion in the SAI.

WITHDRAWALS - TAX-SHELTERED ANNUITIES. The Code limits the withdrawal of amounts attributable to purchase payments made under a salary reduction agreement from Tax-Sheltered Annuities. Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) leaves his/her job; (3) dies; (4) becomes disabled (as that term is defined in the Code); or (5) in the case of hardship. However, in the case of hardship, the owner can only withdraw the premium and not any earnings.

WITHDRAWALS - ROTH IRAS. Beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Qualified distributions from Roth IRAs are entirely federal income tax free. A qualified distribution requires that the individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on account of the individual's death or disability, or as qualified first-time home purchase, subject to $10,000 lifetime maximum, for the individual, or for a spouse, child, grandchild, or ancestor.

WITHDRAWALS - INVESTMENT ADVISER FEES. The Internal Revenue Service has, through a series of Private Letter Rulings, held that the payment of investment adviser fees from an IRA or a Tax-Sheltered Annuity is permissible under certain circumstances and will not be considered a distribution for income tax purposes. The Rulings require that in order to receive this favorable tax treatment, the annuity contract must, under a written agreement, be solely liable (not jointly with the contract owner) for payment of the adviser's fee and the fee must actually be paid from the annuity contract to the adviser. Withdrawals from non-qualified contracts for the payment of investment adviser fees will be considered taxable distributions from the contract.

DEATH BENEFITS. Any death benefits paid under the contract are taxable to the beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as annuity payments. Estate taxes may also apply.

RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM (ORP). Contracts issued to participants in ORP contain restrictions required under the Texas Administrative Code. In accordance with those restrictions, a participant in ORP will not be permitted to make withdrawals prior to such participant's retirement, death, attainment of age 70 1/2 or termination of employment in a Texas public institution of higher education. The restrictions on withdrawal do not apply in the event a participant in ORP transfers the contract value to another approved contract or vendor during the period of ORP participation.

ASSIGNMENT. An assignment may be a taxable event. If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract.

DIVERSIFICATION. The Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. Jackson National believes that the underlying investments are being managed so as to comply with these requirements.

OWNER CONTROL. Neither the Code nor the Treasury Regulations issued to date provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not Jackson National would be considered the owner of the shares of the investment divisions. If you are considered the owner of the shares, it will result in the loss of the favorable tax treatment for the contract.

It is unknown to what extent owners are permitted to select investment divisions, to make transfers among the investment divisions or the number and type of investment divisions owners may select from without being considered the owner of the shares.

Furthermore, under the Contract you may invest in the JNL/First Trust the Dow(SM) Target 10 Series of the JNL Variable Fund III LLC (Target Series).

The investment strategy employed by the Target Series involves the purchase on a pre-determined selection date of the common stock of a limited number of companies meeting certain criteria. Such criteria consist of pre-set objective standards such as highest dividend yield, price per share and market capitalization. Ten stocks meeting such criteria are purchased in equal amounts. The Series will purchase and sell stocks on an on-going basis according to the pre-set criteria and percentage relationships and will generally follow a buy and hold strategy. (See the JNL Variable Fund III LLC prospectus.)

It is unknown what level of investment management must be exercised by a manager of the Target Series and what amount of investment diversification of the Target Series is required in order to preclude the existence of an unacceptable level of owner control. As discussed above, if you are deemed to possess too much control over the assets of the Separate Account, the Contract would not be given tax-deferred treatment and therefore the earnings allocable to the Contract would be subject to federal income tax prior to receipt by you.

If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the contract, could be treated as the owner of the investment divisions. Due to the uncertainty in this area, Jackson National reserves the right to modify the contract in an attempt to maintain favorable tax treatment.

OTHER INFORMATION

DOLLAR COST AVERAGING. You can arrange to automatically have a regular amount of money periodically transferred into the investment divisions from the guaranteed accounts or any of the other investment divisions. This theoretically gives you a lower average cost per unit over time than you would receive if you made a one time purchase. The more volatile investment divisions may not result in lower average costs and such divisions may not be an appropriate source of dollar cost averaging transfers in volatile markets. Certain restrictions may apply.

Jackson National does not currently charge for participation in this program. We may do so in the future.

REBALANCING. You can arrange to have Jackson National automatically reallocate money between investment divisions periodically to keep the blend you select.

Jackson National does not currently charge for participation in this program. We may do so in the future.

FREE LOOK. You may return your contract to the selling agent or Jackson National within twenty days after receiving it. Jackson National will return the contract value in the investment division plus any fees and expenses deducted from the premiums allocated to the investment divisions plus the full amount of premiums you allocated to the guaranteed accounts. We will determine the contract value in the investment divisions as of the date you mail the contract to us or the date you return it to the selling agent. Jackson National will return premium payments were required by law.

ADVERTISING. From time to time, Jackson National may advertise several types of performance for the investment divisions.

o Total return is the overall change in the value of an investment in an investment division over a given period of time.
o Standardized average annual total return is calculated in accordance with SEC guidelines.
o Non-standardized total return may be for periods other than those required or may otherwise differ from standardized average annual total return. For example, if a series has been in existence longer than the investment division, we may show non-standardized performance for periods that begin on the inception date of the series, rather than the inception date of the investment division.
o Yield refers to the income generated by an investment over a given period of time.

Performance will be calculated by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. Performance will reflect the deduction of the insurance charges and may reflect the deduction of the contract maintenance charge and withdrawal charge. The deduction of the contract maintenance and/or the withdrawal charge would reduce the percentage increase or make greater any percentage decrease.

MARKET TIMING AND ASSET ALLOCATION SERVICES. Market timing and asset allocation services must comply with Jackson National's administrative systems, rules and procedures.

MODIFICATION OF THE CONTRACT. Only the President, Vice President, Secretary or Assistant Secretary of Jackson National may approve a change to or waive a provision of the contract. Any change or waiver must be in writing. Jackson National may change the terms of the contract in order to comply with changes in applicable law, or otherwise as deemed necessary by Jackson National.

LEGAL PROCEEDINGS. Jackson National has been named as a defendant in civil litigation proceedings substantially similar to other litigation brought against many life insurers alleging misconduct in the sale of insurance products. These matters are sometimes referred to as market conduct litigation. The litigation against JNL purports to include purchasers of certain life insurance and annuity products from JNL during the period from 1981 to present. JNL has retained national and local counsel experienced in the handling of such litigation, and is vigorously defending these actions. A favorable outcome is anticipated, and at this time it is not feasible to make a meaningful estimate of the amount or range of loss that could result from an unfavorable outcome in such actions. In addition, JNL is a defendant in several individual actions that involve similar issues, including an August 1999 verdict against JNL for $32.5 million in punitive damages. JNL has appealed the verdict on the basis that it is not supported by the facts or the law, and a ruling reversing the judgment is being sought.

QUESTIONS. If you have questions about your contract, you may call or write to us at:

o Jackson National Life Annuity Service Center: (800) 766-4683, P.O. Box 378002, Denver, Colorado 80237-8002
o Institutional Marketing Group Service Center: (800) 777-7779, P.O. Box 30386, Lansing, Michigan 48909-9692

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

General Information and History ......................................... 2

Services ................................................................ 2

Purchase of Securities Being Offered .................................... 2

Underwriters ............................................................ 2

Calculation of Performance .............................................. 3

Additional Tax Information .............................................. 8

Income Payments; Net Investment Factor ..................................18

Financial Statements ....................................................19

                                   APPENDIX A

                        CONDENSED FINANCIAL INFORMATION

Accumulation Unit Values

The following table shows accumulation unit values at the beginning and end of the periods indicated as well as the number of accumulation units outstanding for each division as of the end of the periods indicated. This information has been taken from the Separate Account's financial statements. The Separate Account's financial statements for the period ended December 31, 1999, have been audited by KPMG LLP, independent accountants. The Separate Account's financial statements for the period ended December 31, 1998, have been audited by PricewaterhouseCoopers LLP, independent accountants. This information should be read together with the Separate Account's financial statements and related notes which are in the SAI.


INVESTMENT DIVISIONS                  DECEMBER 31,     DECEMBER 31,
                                          1999           1998 (A)
--------------------------------------------------------------------------------

JNL/Alliance Growth Division
  Accumulation unit value:
    Beginning of period                $12.31           $10.00
    End of period                      $15.55           $12.31
  Accumulation units outstanding
  at the end of period                615,807           80,806

JNL/J.P. Morgan International &
Emerging Markets Division
  Accumulation unit value:
    Beginning of period                 $9.01           $10.00
    End of period                      $12.24            $9.01
  Accumulation units outstanding
  at the end of period                 78,494            6,345

JNL/Janus Aggressive Growth Division
  Accumulation unit value:
    Beginning of period                $13.03           $10.00
    End of period                      $24.96           $13.03
  Accumulation units outstanding
  at the end of period                958,597          147,588

JNL/Janus Global Equities Division
  Accumulation unit value:
    Beginning of period                $10.40           $10.00
    End of period                      $16.87           $10.40
  Accumulation units outstanding
  at the end of period              1,186,162          157,121

JNL/Janus Growth & Income Division (b)
  Accumulation unit value:
    Beginning of period                 $8.63           $10.00
    End of period                       $8.93            $8.63
  Accumulation units outstanding
  at the end of period                531,964          171,838

JNL/PIMCO Total Return Bond Division
  Accumulation unit value:
    Beginning of period                $10.50           $10.00
    End of period                      $10.32           $10.50
  Accumulation units outstanding
  at the end of period                506,433          235,487

--------------------------------------------------------------------------------
INVESTMENT DIVISIONS                   DECEMBER 31,     DECEMBER 31,
                                           1999           1998 (A)
--------------------------------------------------------------------------------

JNL/Putnam Growth Division
  Accumulation unit value:
    Beginning of period                $11.43           $10.00
    End of period                      $14.57           $11.43
  Accumulation units outstanding
  at the end of period                885,116          205,520

JNL/Putnam International Equity
Division (c)
  Accumulation unit value:
    Beginning of period                 $9.91           $10.00
    End of period                      $12.90            $9.91
  Accumulation units outstanding
  at the end of period                209,556           61,410

JNL/Putnam Midcap Growth Division
  Accumulation unit value:
    Beginning of period                N/A(d)           N/A(d)
    End of period                      N/A(d)           N/A(d)
  Accumulation units outstanding
  at the end of period                 N/A(d)           N/A(d)

JNL/Putnam Value Equity Division
  Accumulation unit value:
    Beginning of period                $10.02           $10.00
    End of period                       $9.76           $10.02
  Accumulation units outstanding
  at the end of the period            773,947          218,997

JNL/S&P Conservative Growth Division II
  Accumulation unit value:
    Beginning of period                 $9.44           $10.00
    End of period                      $10.80            $9.44
  Accumulation units outstanding
  at the end of period                602,879          180,307

JNL/S&P Moderate Growth Division II
  Accumulation unit value:
    Beginning of period                $10.11           $10.00
    End of period                      $12.23           $10.11
  Accumulation units outstanding
  at the end of period                854,501          282,366

JNL/S&P Aggressive Growth Division II
  Accumulation unit value:
    Beginning of period                 $9.94           $10.00
    End of period                      $12.60            $9.94
  Accumulation units outstanding
  at the end of period                268,049           26,852

JNL/S&P Very Aggressive Growth
Division II
  Accumulation unit value:
    Beginning of period                $10.68           $10.00
    End of period                      $14.99           $10.68
  Accumulation units outstanding
  at the end of period                208,299           14,476

--------------------------------------------------------------------------------
INVESTMENT DIVISIONS                   DECEMBER 31,     DECEMBER 31,
                                          1999           1998 (A)
--------------------------------------------------------------------------------

JNL/S&P Equity Growth Division II
  Accumulation unit value:
    Beginning of period                 $9.93           $10.00
    End of period                      $13.34            $9.93
  Accumulation units outstanding
  at the end of period                354,886           60,447

JNL/S&P Equity Aggressive Growth
Division II
  Accumulation unit value:
    Beginning of period                $10.25           $10.00
    End of period                      $14.10           $10.25
  Accumulation units outstanding
  at the end of period                 67,079           21,850

Lazard/JNL Small Cap Value Division
  Accumulation unit value:
    Beginning of period                 $8.32           $10.00
    End of period                       $8.36            $8.32
  Accumulation units outstanding
  at the end of period                181,352           39,767

Lazard/JNL Mid Cap Value Division
  Accumulation unit value:
    Beginning of period                 $8.78           $10.00
    End of period                       $9.07            $8.78
  Accumulation units outstanding
  at the end of period                171,410           52,028

PPM America/JNL Money Market Division
  Accumulation unit value:
    Beginning of period                $10.24           $10.00
    End of period                      $10.56           $10.24
  Accumulation units outstanding
  at the end of period              2,478,280          206,487

Salomon Brothers/JNL Balanced Division
  Accumulation unit value:
    Beginning of period                $10.14           $10.00
    End of period                       $9.99           $10.14
  Accumulation units outstanding
  at the end of the period            377,698          132,312

Salomon Brothers/JNL Global Bond
Division
  Accumulation unit value:
    Beginning of period                 $9.87           $10.00
    End of period                       $9.91            $9.87
  Accumulation units outstanding
  at the end of period                142,600           94,907

--------------------------------------------------------------------------------
INVESTMENT DIVISIONS                   DECEMBER 31,     DECEMBER 31,
                                           1999           1998 (A)
--------------------------------------------------------------------------------

Salomon Brothers/JNL High Yield Bond Division
  Accumulation unit value:
    Beginning of period                 $9.93           $10.00
    End of period                       $9.61            $9.93
  Accumulation units outstanding
  at the end of period                486,613          210,063

T. Rowe Price/JNL Mid-Cap Growth Division
  Accumulation unit value:
    Beginning of period                $10.31           $10.00
    End of period                      $12.60           $10.31
  Accumulation units outstanding
  at the end of period                415,659          129,491

JNL/First Trust The Dow(SM) Target 10
Division
  Accumulation unit value:
    Beginning of period                $10.00           N/A(e)
    End of period                       $8.88           N/A(e)
  Accumulation units outstanding
  at the end of period                 42,257           N/A(e)


----------
(a)  The Separate Account commenced operations on April 13, 1998.
(b) Prior to May 1, 2000, the JNL/Janus Growth & Income Division was the Goldman Sachs/JNL Growth & Income Division and the management fee was 1.025%.
(c) The JNL/Putnam Midcap Growth Division had not commenced operations as of December 31, 1999.
(d)  Prior to May 1, 2000, the JNL/Putnam  International Equity Division was the
     T. Rowe Price/JNL International Equity Investment Division and the management fee was 1.08%.
(e) The JNL/First Trust The Dow(SM) Target 10 Division commenced operations on August 16, 1999.